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         SUPPLEMENT DATED APRIL 30, 2004 TO PROSPECTUS DATED MAY 1, 1999
                                       FOR
             ALPHA VARIABLE ANNUITY AND ALPHA FLEX VARIABLE ANNUITY
                  ISSUED BY: JEFFERSON-PILOT SEPARATE ACCOUNT A
                    OF JEFFERSON-PILOT LIFE INSURANCE COMPANY

This supplement updates certain information contained in the prospectuses and, to the extent inconsistent, it supersedes it. Retain it with your Alpha or Alpha Flex prospectus for future reference. You may obtain additional copies of the prospectus free of charge, by writing or calling Jefferson-Pilot Life Insurance Company at the address or telephone number set forth below.

Effective May 1, 2004, only those policy owners who have policy cash values allocated on that date, and continuously thereafter, to the investment division which purchases shares of the Research Series of the MFS Variable Insurance Trust will be permitted to allocate premium payments or cash values to that investment division.

Finally, the following changes became effective with respect to Jefferson Pilot Variable Fund, Inc.:

     Effective December 12, 2003, Mellon Capital Management Corporation replaced Barclays Global Fund Advisers as sub-adviser to the S&P 500 Index Portfolio of Jefferson Pilot Variable Fund, Inc.

     Effective May 1, 2004, Wellington Management Company, LLP replaced Janus Capital Management LLC as sub-adviser to Capital Growth Portfolio of Jefferson Pilot Variable Fund, Inc.

                     JEFFERSON-PILOT LIFE INSURANCE COMPANY
                                ONE GRANITE PLACE
                          CONCORD, NEW HAMPSHIRE 03301
                                 (800) 453-8588